RREEF MA-I
                         BUTTERFIELD OFFICE PLAZA, INC.
                   STATEMENT OF REVENUES AND CERTAIN EXPENSES
                    FOR THE YEAR ENDED DECEMBER 31, 1996 AND
                          INDEPENDENT AUDITORS' REPORT





INDEPENDENT AUDITORS' REPORT


To the Stockholders of RREEF MA-I Butterfield Office Plaza, Inc.:

We have audited the statement of revenues and certain expenses of RREEF MA-I Butterfield Office Plaza, Inc. for the year ended December 31, 1996. This financial statement is the responsibility of RREEF MA-I Butterfield Office Plaza, Inc.'s management. Our responsibility is to express an opinion on the financial statement based on our audit.

We conducted our audit in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statement is free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statement. An audit also includes assessing the accounting principles used and the significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audit provides a reasonable basis for our opinion.

The accompanying statement of revenues and certain expenses was prepared for the purpose of complying with the rules and regulations of the Securities and Exchange Commission (for inclusion in the filing of Form 8-K of Banyan Strategic Realty Trust as a result of the acquisition of this property). Material amounts, described in Note 1 to the statement of revenues and certain expenses, that would not be comparable to those resulting from future operations of the acquired property are excluded and the statement is not intended to be a complete presentation of the acquired property's revenues and expenses.

In our opinion, the financial statement referred to above presents fairly, in all material respects, the revenues and certain expenses of RREEF MA-1 Butterfield Office Plaza, Inc. for the year ended December 31, 1996 in conformity with generally accepted accounting principles.


Deloitte & Touche LLP

June 11, 1997


                    RREEF MA-I BUTTERFIELD OFFICE PLAZA, INC.
                   STATEMENT OF REVENUES AND CERTAIN EXPENSES
                          YEAR ENDED DECEMBER 31, 1996



 REVENUES:

   Rental income                                         $2,642,400

   Recoverable expenses                                     173,458

   Other income                                              33,864
                                                         ----------

     Total revenues                                       2,849,722


 CERTAIN EXPENSES:

   Property operating                                     1,057,172
   Real estate taxes                                        260,174
   Management fees                                          152,064
                                                         ----------
     Total certain expenses                               1,469,410
                                                         ----------

 REVENUES IN EXCESS OF
   CERTAIN EXPENSES                                      $1,380,312
                                                         ==========

[FN]  See notes to statement of revenues and certain expenses.

                    RREEF MA-I BUTTERFIELD OFFICE PLAZA, INC.
               NOTES TO STATEMENT OF REVENUES AND CERTAIN EXPENSES
                          YEAR ENDED DECEMBER 31, 1996

1.    BASIS OF PRESENTATION AND SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES

      Butterfield Office Plaza, a suburban office building located in Oak Brook, Illinois ("Butterfield") was acquired by BSRT Butterfield Office Plaza, Corp., a subsidiary of Banyan Strategic Realty Trust, effective April 30, 1997. The statement of revenues and certain expenses includes information related to the operations of Butterfield for the period from January 1, 1996 through December 31, 1996 as recorded by the office building's previous owner, RREEF MA-I Butterfield Office Plaza, Inc.

      The accompanying historical financial statement information is presented in conformity with Rule 3-14 of the Securities and Exchange Commission. Accordingly, the financial statement is not representative of the actual operations for the year ended December 31, 1996 as certain expenses, which may not be comparable to the expenses expected to be incurred in the future operations of the acquired property, have been excluded. Expenses excluded consist of interest, income taxes, depreciation and amortization, and other costs not directly related to the future operations of the acquired property.

      Management's Use of Estimates - The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates.

      Rental Income - Rental income is recognized on a straight-line basis over the terms of the related leases.

      Property Operating Expenses - Property expenses consist primarily of utilities, insurance, repairs and maintenance, security and safety, cleaning, and other administrative expenses.

      Management Fees - The property was managed by RREEF Management Company for a property management fee paid monthly based on an annual rate of 5% of cash receipts less tenant services income.

2.    OPERATING LEASES

      Operating revenue is principally obtained from tenant rentals under noncancelable operating leases. Future minimum rentals under noncancelable operating leases as of December 31, 1996 are approximately as follows:


 1997                       $2,525,430
 1998                        2,081,050
 1999                        1,467,263
 2000                          759,754
 2001                          438,274
 Thereafter                  1,173,152
                            ----------
 Total                      $8,444,923
                            ==========

                            BUTTERFIELD OFFICE PLAZA
              ESTIMATED PRO FORMA STATEMENT OF NET OPERATING INCOME
                          YEAR ENDED DECEMBER 31, 1996
                                   (UNAUDITED)

      The estimated Pro Forma Statement of Net Operating Income represents the amount of estimated income which would be realized by the Registrant during twelve months of ownership of the Property, based upon the assumptions set forth in the accompanying notes (See Note 1).




 REVENUES:
   Rental income                                                 $2,642,400
   Recoverable expenses                                             173,458
   Other income                                                      33,864
                                                                 ----------
     Total revenues                                               2,849,722


 CERTAIN EXPENSES:

   Property operating                                             1,052,372
   Depreciation (See Note 2)                                        256,100
   Real estate taxes                                                260,174
   Management fees                                                  142,486
                                                                 ----------
     Total certain expenses                                       1,711,132
                                                                 ----------

 Pro Forma revenues in excess
   of certain expenses                                           $1,138,590
                                                                 ==========
 Pro Forma funds from operations
   (see Note 4)                                                  $1,394,690
                                                                 ==========


[FN] The accompanying notes are an integral part of the estimated pro forma statement.

                            BUTTERFIELD OFFICE PLAZA
                     NOTES TO ESTIMATED PRO FORMA STATEMENT

      1. This statement does not propose to forecast actual operating results for any period in the future and thus, the following assumptions may not be valid for future years and actual results may differ. These statements should be read in conjunction with the Statement of Revenue and Certain Expenses for the year ended December 31, 1996 which were modified by Management for known changes in the revenues and expenses associated with the Registrant's ownership of the Property in order to estimate the pro forma statement.

      2. Depreciation expense which represents a non-cash expenditure has been included for informational purposes only. Depreciation is calculated on a depreciable basis of approximately $10,244,000 using the straight-line method based on a useful life of 40 years.

      3. The Property will be managed by an unaffiliated third party for an initial management fee of 5.0% of gross revenues.

      4. Funds From Operations (or ""FFO") has been provided in the Pro Forma Statement as supplemental information to the property's projected operating
results.   FFO is used by the real estate investment trust industry as a measure of a property's performance and is defined as net operating income from a property's operations, plus certain non-cash items including depreciation and amortization and excluding any extraordinary capital items.


                    STATEMENT OF REVENUE AND CERTAIN EXPENSES
                              PHOENIX BUSINESS PARK
                               DECEMBER 31, 1996
                       WITH REPORT OF INDEPENDENT AUDITORS

REPORT OF INDEPENDENT AUDITORS



Chief Financial Officer
Banyan Strategic Realty Trust

We have audited the Statement of Revenue and Certain Expenses of Phoenix Business Park (the Property) for the year ended December 31, 1996. The Statement of Revenue and Certain Expenses is the responsibility of the Property's management. Our responsibility is to express an opinion on the Statement of Revenue and Certain Expenses based on our audit.

We conducted our audit in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the Statement of Revenue and Certain Expenses is free from material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the Statement of Revenue and Certain Expenses. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the Statement of Revenue and Certain Expenses. We believe that our audit provides a reasonable basis for our opinion.

The accompanying Statement of Revenue and Certain Expenses was prepared for the purpose of complying with the rules and regulations of the Securities and Exchange Commission as described in Note 2, and is not intended to be a complete presentation of the Property's revenue and expenses.

In our opinion, the Statement of Revenue and Certain Expenses referred to above presents fairly, in all material respects, the revenue and certain expenses described in Note 2, for the year ended December 31, 1996, in conformity with generally accepted accounting principles.


                                    ERNST & YOUNG LLP

May 30, 1997
Chicago, Illinois



                              PHOENIX BUSINESS PARK
                    STATEMENT OF REVENUE AND CERTAIN EXPENSES



                                                    Year Ended
                                                    December 31,
                                                        1996

 Revenue
   Base rents                                           $  995,585
   Tenant reimbursements                                    21,277
                                                        ----------
     Total revenue                                       1,016,862
                                                        ----------


 Expenses
   Real estate taxes                                        66,230
   General operating                                        34,842
   Utilities                                                19,003
   Contract services                                        69,092
   Repairs and maintenance                                  39,179
   Management fee                                           49,388
   Insurance                                                15,294
                                                        ----------
     Total expenses                                        293,028
                                                        ----------
   Revenue in excess of
     certain expenses                                   $  723,834
                                                        ==========

[FN]  See accompanying notes.

                              PHOENIX BUSINESS PARK
               NOTES TO STATEMENT OF REVENUE AND CERTAIN EXPENSES

Note 1.     Business

The accompanying Statement of Revenue and Certain Expenses relates to the operations of Phoenix Business Park (the Property). The Property was acquired on January 15, 1997, by Banyan Strategic Realty Trust (Banyan). The Property was previously owned by Insignia Financial Corporation.

As of December 31, 1996, the Property was 100% leased with thirteen tenants. Three tenants (Channel 69/Viacom, Bethco, Inc., and the General Services Administration department of the U.S. Government) account for approximately 70% of base rents.

Note 2.  Summary of Significant Accounting Policies

Basis of Presentation

The accompanying Statement of Revenue and Certain Expenses was prepared for the purpose of complying with the rules and regulations of the Securities and Exchange Commission. The statement is not representative of the actual operations of the Property for the period presented nor indicative of future operations as certain expenses, primarily depreciation, amortization, and net interest expense, which may not be comparable to the expenses expected to be incurred by Banyan in future operations of the Property, have been excluded.

Revenue and Expenses Recognition

Revenue is recognized in the period earned. Expenses are recognized in the period incurred.

Use of Estimates

The preparation of the Statement of Revenue and Certain Expenses in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of revenue and expenses during the reporting period. Actual results could differ from these estimates.

Note 3  Rentals

The Property has entered into tenant leases that provide for tenants to share in the operating expenses and real estate taxes in relation to their pro rata share as defined.

Note 4  Management

During the year ended December 31, 1996, the Property was managed by a third-party management company. The management agreement provided for a fee of 5% of gross property revenues.

                              PHOENIX BUSINESS PARK
              ESTIMATED PRO FORMA STATEMENT OF NET OPERATING INCOME
                          YEAR ENDED DECEMBER 31, 1996
                                   (UNAUDITED)

      The estimated Pro Forma Statement of Net Operating Income represents the amount of estimated income which would be realized by the Registrant during twelve months of ownership of the Property, based upon the assumptions set forth in the accompanying notes (See Note 1).


                                                     Year Ended
                                                    December 31,
                                                        1996

 REVENUE:

   Base rents                                       $  995,585
   Tenant reimbursements                                21,277
                                                    ----------
     Total revenue                                   1,016,862
                                                    ----------

 EXPENSES:

   Real estate taxes                                    66,230
   General operating                                    34,842
   Utilities                                            19,003
   Contract services                                    69,092
   Repairs and maintenance                              39,179
   Management fee                                       40,674
   Depreciation (see Note 2)                            94,100
   Insurance                                             8,698
                                                    ----------
     Total expenses                                    371,818
                                                    ----------
 Pro Forma revenue in excess
   of total expenses                                $  645,044
                                                    ==========

 Pro Forma funds from
   operations (See Note 4)                          $  739,144
                                                    ==========

[FN] The accompanying notes are an integral part of the estimated pro forma statement.


                             PHOENIX BUSINESS PARK
                     NOTES TO ESTIMATED PRO FORMA STATEMENT

      1. This statement does not propose to forecast actual operating results for any period in the future and thus, the following assumptions may not be valid for future years and actual results may differ. These statements should be read in conjunction with the Statement of Revenue and Certain Expenses for the year ended December 31, 1996 which were modified by Management for known changes in the revenues and expenses associated with the Registrant's ownership of the Property in order to estimate the pro forma statement.

      2. Depreciation expense which represents a non-cash expenditure has been included for informational purposes only. Depreciation is calculated on a depreciable basis of approximately $3,764,000 using the straight-line method based on a useful life of 40 years.

      3. The Property will be managed by an unaffiliated third party for an initial management fee of 4.0% of gross revenues.

      4. Funds From Operations (or ""FFO") has been provided in the Pro Forma Statement as supplemental information to the property's projected operating
results.   FFO is used by the real estate investment trust industry as a measure of a property's performance and is defined as net operating income from a property's operations, plus certain non-cash items including depreciation and amortization and excluding any extraordinary capital items.